intangible assets and goodwill	12 Months Ended
Dec. 31, 2021
intangible assets and goodwill
intangible assets and goodwill
18	intangible assets and goodwill

(a)Intangible assets and goodwill, net

							Intangible
							assets with
		Intangible assets subject to amortization					indefinite lives
		Customer contracts,		Access to						Total
		related customer		rights-of-way,	Assets			Total		intangible
		relationships and		crowdsource assets	under		Spectrum	intangible		assets and
(millions)	Note	subscriber base	Software	and other	construction	Total	licences	assets	Goodwill [1,2]	goodwill
AT COST
As at January 1, 2020		$1,032	$5,870	$137	$254	$7,293	$9,937	$17,230	$5,671	$22,901
Additions		—	88	4	548	640	—	640	—	640
Additions arising from business acquisitions		1,766	357	263	—	2,386	9	2,395	1,812	4,207
Dispositions, retirements and other (including capitalized interest)	9	100	(421)	(41)	—	(362)	(36)	(398)	—	(398)
Assets under construction put into service		—	586	—	(586)	—	—	—	—	—
Net foreign exchange differences		47	(1)	—	—	46	—	46	41	87
As at December 31, 2020		2,945	6,479	363	216	10,003	9,910	19,913	7,524	27,437
Additions		—	139	5	720	864	2,272	3,136	—	3,136
Additions arising from business acquisitions	(b)	161	187	18	—	366	—	366	255	621
Dispositions, retirements and other (including capitalized interest)	9	(15)	(740)	52	—	(703)	3	(700)	(60)	(760)
Assets under construction put into service		—	657	4	(661)	—	—	—	—	—
Net foreign exchange differences		(63)	1	(5)	—	(67)	—	(67)	(74)	(141)
As at December 31, 2021		$3,028	$6,723	$437	$275	$10,463	$12,185	$22,648	$7,645	$30,293
ACCUMULATED AMORTIZATION
As at January 1, 2020		$285	$4,028	$71	$—	$4,384	$—	$4,384	$364	$4,748
Amortization		215	671	19	—	905	—	905	—	905
Dispositions, retirements and other		(10)	(424)	6	—	(428)	—	(428)	—	(428)
Net foreign exchange differences		5	(1)	—	—	4	—	4	—	4
As at December 31, 2020		495	4,274	96	—	4,865	—	4,865	364	5,229
Amortization		288	750	52	—	1,090	—	1,090	—	1,090
Dispositions, retirements and other		(62)	(747)	24	—	(785)	—	(785)	—	(785)
Net foreign exchange differences		(9)	2	—	—	(7)	—	(7)	—	(7)
As at December 31, 2021		$712	$4,279	$172	$—	$5,163	$—	$5,163	$364	$5,527
NET BOOK VALUE
As at December 31, 2020		$2,450	$2,205	$267	$216	$5,138	$9,910	$15,048	$7,160	$22,208
As at December 31, 2021		$2,316	$2,444	$265	$275	$5,300	$12,185	$17,485	$7,281	$24,766

1	The amount for goodwill arising from business acquisitions for the year ended December 31, 2020, has been adjusted as set out in (c).
2	Accumulated amortization of goodwill is amortization recorded prior to 2002; there are no accumulated impairment losses in the accumulated amortization of goodwill.

As at December 31, 2021, our contractual commitments for the acquisition of intangible assets totalled $26 million over a period ending December 31, 2023 (2020 – $56 million over a period ending December 31, 2024). During 2021, we acquired 3500 MHz spectrum licences from the previous licensee for $249 million; such transfer of licences has been approved by Innovation, Science and Economic Development Canada.

During 2021, we obtained the use of AWS-4 and 2500 MHz spectrum licences from the original licensees and have accounted for them as intangible assets with indefinite lives; such subordination of licences has been approved by Innovation, Science and Economic Development Canada. The terms of payment for the obtained AWS-4 spectrum licences are such that the amounts owed to the original licensee are accounted for as a long-term financial liability, as set out in Note 26(g); we paid $21 million for the obtained 2500 MHz spectrum licenses.

Innovation, Science and Economic Development Canada held its 3500 MHz band spectrum auction during the period from June 15, 2021, through July 23, 2021. We were the successful auction participant for 142 spectrum licences, with a total purchase price of approximately $1.95 billion.

(b)Business acquisitions

Blacksmith Applications Holdings Inc.

On September 22, 2021, we acquired 100% ownership of Blacksmith Applications Holdings Inc., a provider of management, optimization and analytics to food, beverage and consumer goods providers. The acquisition is complementary to, and was made with a view to growing, our existing smart data solutions business.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the acquired workforce and the benefits of acquiring an established business). The amount assigned to goodwill may be deductible for income tax purposes.

Individually immaterial transactions

During the year ended December 31, 2021, we acquired 100% ownership of businesses complementary to our existing lines of business. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired businesses in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacities of the businesses). A portion of the amounts assigned to goodwill may be deductible for income tax purposes. Any differences between the results of operations currently presented and pro forma operating revenues, net income and basic and diluted net income per Common Share amounts reflecting the results of operations as if the business acquisitions had been completed at the beginning of the current fiscal year are immaterial (as are the post-acquisition operating revenues and net income of the acquired businesses for the year ended December 31, 2021).

Acquisition-date fair values

Acquisition-date fair values assigned to the assets acquired and liabilities assumed are set out in the following table:

		Total of
	Blacksmith	individually
	Applications	immaterial
(millions)	Holdings Inc. [1]	transactions [1]	Total
Assets
Current assets
Cash	$26	$4	$30
Accounts receivable [2]	14	3	17
Other	1	5	6
	41	12	53
Non-current assets
Property, plant and equipment
Owned assets	—	3	3
Right-of-use lease assets	3	1	4
Intangible assets subject to amortization [3]	262	104	366
Other	—	19	19
	265	127	392
Total identifiable assets acquired	306	139	445
Liabilities
Current liabilities
Short-term borrowings	—	4	4
Accounts payable and accrued liabilities	31	5	36
Income and other taxes payable	—	1	1
Advance billings and customer deposits	18	2	20
Current maturities of long-term debt	2	1	3
	51	13	64
Non-current liabilities
Long-term debt	73	1	74
Other long-term liabilities	5	—	5
Deferred income taxes	66	5	71
	144	6	150
Total liabilities assumed	195	19	214
Net identifiable assets acquired	111	120	231
Goodwill	161	94	255
Net assets acquired	$272	$214	$486
Acquisition effected by way of:
Cash consideration	$272	$214	$486

1	The purchase price allocation, primarily in respect of customer contracts, related customer relationships and leasehold interests and deferred income taxes, had not been finalized as of the date of issuance of these consolidated financial statements. As is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the books and records of the acquired businesses. Upon having sufficient time to review the books and records of the acquired businesses, we expect to finalize our purchase price allocations.
2	The fair value of accounts receivable is equal to the gross contractual amounts receivable and reflects the best estimate at the acquisition date of the contractual cash flows expected to be collected.
3	Customer contracts and customer relationships (including those related to customer contracts) are generally expected to be amortized over a period of 8 years; software is expected to be amortized over periods of 5-10 years; and other intangible assets are expected to be amortized over periods of 2-4 years.

(c)Business acquisitions – prior period

In 2020, we acquired businesses that were complementary to our existing lines of business. As at December 31, 2020, purchase price allocations had not been finalized. During the year ended December 31, 2021, the preliminary acquisition-date fair values for other current assets, intangible assets subject to amortization, goodwill, accounts payable, income and other taxes payable, provisions, deferred income tax liabilities and retained earnings were increased (decreased) by $(6 million), $22 million, $(75 million), $9 million, $(13 million), $37 million, $(58 million), and $(34 million), respectively; as required by IFRS-IASB, comparative amounts have been adjusted so as to reflect those increases (decreases) effective the dates of acquisition.

(d)Business acquisition – subsequent to reporting period

Fully Managed Inc.

On January 1, 2022, we acquired 100% ownership of Fully Managed Inc. for cash and contingent consideration of approximately $137 million. Fully Managed Inc. provides managed information technology support, technology strategy and network management. The investment was made with a view to growing our end-to-end capabilities to support small and medium-sized business customers.

As at February 10, 2022, our initial provision for the net identifiable assets acquired is in the range of $50 million - $60 million; as is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the books and records of the acquired business. Upon having sufficient time to review the books and records of the acquired business, as well as obtaining new and additional information about the related facts and circumstances as of the acquisition date, we will adjust provisional amounts for identifiable assets acquired and liabilities assumed and thus finalize our purchase price allocation.

(e)Intangible assets with indefinite lives – spectrum licences

Our intangible assets with indefinite lives include spectrum licences granted by Innovation, Science and Economic Development Canada, which are used for the provision of both mobile and fixed wireless services. The spectrum licence policy terms indicate that the spectrum licences will likely be renewed. We expect our spectrum licences to be renewed every 20 years following a review of our compliance with licence terms. In addition to current usage, our licensed spectrum can be used for planned and new technologies. As a result of our assessment of the combination of these significant factors, we currently consider our spectrum licences to have indefinite lives and, as referred to in Note 1(b), this represents a significant judgment for us.

(f)Impairment testing of intangible assets with indefinite lives and goodwill

General

As referred to in Note 1(f), the carrying values of intangible assets with indefinite lives and goodwill are periodically tested for impairment and, as referred to in Note 1(b), this test represents a significant estimate for us, while also requiring significant judgments to be made. Also as referred to in Note 1(b), effective January 1, 2020, we embarked upon the modification of our internal and external reporting processes, systems and internal controls to accommodate the technology convergence-driven cessation of the historical distinction between our wireless and wireline operations and, with effect from January 1, 2021, transitioned to a new segment reporting structure, as referred to in Note 5; concurrent with the transition to a new segment reporting structure, there was necessarily a redetermination of our cash-generating units and such redetermination, reflected in the disclosed December 2021 annual test cash-generating units used for intangible assets with indefinite lives and goodwill for impairment testing, aligned with the new segment reporting structure. The December 2020 annual test reflected the historical cash-generating unit distinction.

The carrying values allocated to intangible assets with indefinite lives and goodwill are set out in the following table.

	Intangible assets with
	indefinite lives		Goodwill		Total
As at December 31 (millions)	2021	2020	2021	2020 [1]	2021	2020
TELUS technology solutions	$12,185	$—	$5,367	$—	$17,552	$—
Digitally-led customer experiences - TELUS International	—	—	1,914	—	1,914	—
Wireless	—	9,910	—	2,890	—	12,800
Wireline	—	—	—	4,270	—	4,270
	$12,185	$9,910	$7,281	$7,160	$19,466	$17,070

1	The goodwill balance for wireline as at December 31, 2020, has been adjusted, as set out in (c).

The recoverable amounts of the cash-generating units’ assets have been determined based on a fair value less costs of disposal calculation. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the cash-generating units’ assets, given the necessity of making key economic assumptions about the future. Recoverable amounts based on fair value less costs of disposal calculations are categorized as Level 3 fair value measures.

We validate the results of our recoverable amounts calculations through a market-comparable approach and an analytical review of industry facts and facts that are specific to us. The market-comparable approach uses current (at time of test) market consensus estimates and equity trading prices for U.S. and Canadian firms in the same industry. In addition, we ensure that the combination of the valuations of the cash-generating units is reasonable based on our current (at time of test) market value.

Key assumptions

The fair value less costs of disposal calculation uses discounted cash flow projections that employ the following key assumptions: future cash flows and growth projections (including judgments about the allocation of future capital expenditures to support both mobile and fixed operations); associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; estimates of future generational infrastructure capital expenditures; and the future weighted average cost of capital. We consider a range of reasonably possible amounts to use for key assumptions and decide upon amounts that represent management’s best estimates of market amounts. In the normal course, we make changes to key assumptions so that they reflect current (at time of test) economic conditions, updates of historical information used to develop the key assumptions and changes (if any) in our debt ratings.

The key assumptions for cash flow projections are based upon our approved financial forecasts, which span a period of three years and are discounted, for December 2021 annual impairment test purposes, at a consolidated post-tax notional rate of 6.6% and 9.0% for each of the TELUS technology solutions and the digitally-led customer experiences – TELUS International cash-generating units, respectively (2020 – 7.0% for each of the wireless cash-generating unit and the wireline cash-generating unit). For impairment testing valuations, cash flows subsequent to the three-year projection period are extrapolated, for December 2021 annual impairment test purposes, generally using perpetual growth rates of 1.95% and 3.0% for each of the TELUS technology solutions cash-generating unit and the digitally-led customer experiences – TELUS International cash-generating unit, respectively (2020 – 2.00% for each of the wireless cash-generating unit and the wireline cash-generating unit); these growth rates do not exceed the long-term average growth rates observed in the markets in which we operate.

We believe that any reasonably possible change in the key assumptions on which the calculation of the recoverable amounts of our cash-generating units is based would not cause the cash-generating units’ carrying values (including the intangible assets with indefinite lives and the goodwill allocated to each cash-generating unit) to exceed their recoverable amounts. If the future were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of our intangible assets with indefinite lives and goodwill.